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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 19, 2002

                       MEDIACOM COMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)


        Delaware                       0-29227                  06-1566067
(State of incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)

                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)


                  Registrant's telephone number: (845) 695-2600

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Item 4.   Change in Registrant's Certifying Accountant.

         On April 19, 2002, Registrant terminated its engagement of Arthur Andersen LLP (the "Former Auditor") as Registrant's independent auditor. Registrant's termination of the Former Auditor's engagement was approved by the Audit Committee of the Registrant's Board of Directors.

         The Former Auditor's report on Registrant's financial statements for the fiscal years ended December 31, 2001 and 2000 (collectively, the "Prior Fiscal Periods") did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. For the year ended December 31, 2001, the audit report referenced the required change in the method of accounting for derivative instruments.

         There were no disagreements between Registrant and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure ("Disagreements") during either (i) the Prior Fiscal Periods or (ii) the period from January 1, 2002 through April 19, 2002 (the "Interim Period"), which Disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the Disagreements in connection with its report.

         The Former Auditor has expressed no Disagreements or differences of opinion regarding any of the kinds of events defined as "reportable events" in
Item 304(a)(1)(v) of Regulation S-K ("Reportable Events").

         The Registrant has engaged the firm of PricewaterhouseCoopers LLP (the "New Auditor"), as its independent auditor for Registrant's fiscal year ending December 31, 2002. Registrant did not consult the New Auditor with respect to either the Prior Fiscal Periods or the Interim Period as regards (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements or (ii) any matter that was either the subject of any Disagreements or Reportable Events. The engagement of the New Auditor was approved by the Audit Committee of the Registrant's Board of Directors.

         The Registrant has authorized and requested the Former Auditor to respond fully to the inquiries of the New Auditor.

         The Registrant has provided the Former Auditor with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K. The Registrant requested that the Former Auditor furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. The Registrant has annexed such letter hereto as Exhibit 16.1.

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Item 7.   Financial Statements and Exhibits.

(a)      Financial Statements - None

(b)      Pro Forma Financial Information - None

(c)      Exhibits:

  Exhibit No.    Description
  -----------    -----------

      16.1       Letter from Arthur Andersen LLP to the SEC dated April 22, 2002
      99.1       Press release, dated April 19, 2002



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Mediacom Communications Corporation
                                            (Registrant)


Date: April 19, 2002                      By:   /s/ Mark Stephan
                                              ---------------------------
                                                Mark Stephan
                                                Senior Vice President
                                                   and Chief Financial Officer